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                                                               1997 AWARD NO. _




                                FLEMING COMPANIES, INC.

                               1996 STOCK INCENTIVE PLAN



                               -------------------------


                                        FORM OF


                         RESTRICTED STOCK AWARD AGREEMENT
                                      1996 PLAN





Participant
Name:                                  Grant Date:
       --------------                              ------------------



Shares Subject to Restricted
   Stock Award:
                ------------
Expiration Date:
                -------------------

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                       RESTRICTED STOCK AWARD AGREEMENT FOR
                            THE FLEMING COMPANIES, INC.
                             1996 STOCK INCENTIVE PLAN


          THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") entered into as of the 1st day of November, 1997, by and between Fleming Companies, Inc., an Oklahoma corporation (the "Company"), and _____________ (herein referred to as the "Participant");

                              W I T N E S S E T H:

          WHEREAS, the Participant is a key management employee of the Company; and

          WHEREAS, the Company desires to encourage the Participant to remain in the employ of the Company in the future; and

          WHEREAS, the Company has previously adopted the Fleming Companies, Inc. 1996 Stock Incentive Plan and certain amendments thereto (the "Plan"); and

          WHEREAS, in consideration of the premises and the mutual promises and covenants herein contained, the Company desires to provide the Participant the opportunity to acquire shares of voting common stock of the Company in exchange for the Participant's performing future services for the Company; and

          WHEREAS, the Company has established a trust entitled "Fleming Companies, Inc. Executive Deferred Compensation Trust" (the "Trust") as a device for assisting the Company to meet its obligations under the Plan and other employee benefit plans sponsored by the Company.

          NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms as set forth in the Plan):

          1. THE PLAN. The Plan, a copy of which is attached hereto as Exhibit "A", is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

          2. GRANT OF AWARD. The Company hereby grants to the Participant an award (the "Award") of One Hundred Eighty Thousand (180,000) shares of Company common stock, par value $2.50 (the "Stock"), on the terms and conditions set forth herein and in the Plan.

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          3.   TERMS OF AWARD.

               (a) VESTING. Certificates representing the shares of Stock subject to the Award shall be issued in the name of and delivered to Liberty Bank and Trust Company of Oklahoma City, N.A., the trustee of the Trust (the "Trustee"). Subject to the terms of the Plan, the Participant shall become vested in the number of the shares of Stock within the Award in accordance with the vesting schedule attached hereto as Exhibit "B" and incorporated by reference, provided that such Participant has at all times remained in the full-time and continuous employment of the Company through the date of vesting.

          Except as provided in the Plan, in the event the Participant terminates employment for any reason whatsoever prior to the vesting of all shares of Stock subject to the Award, then, all remaining shares of Stock which have not yet been vested (including dividends paid and held by the Trustee on such shares) shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

               (b)  CHANGE OF CONTROL.  Notwithstanding the provisions of
Section 3(a) hereof, the Company and the Committee have determined that the Participant shall be deemed vested in all remaining shares of Stock subject to the Award which have not yet been vested upon a Change of Control of the Company, as such term is defined in Section 2.4(a) of the Plan.

          4. LEGENDS. The shares of Stock which are the subject of the Award shall be subject to the following legend:

          "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERRABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR THE FLEMING COMPANIES, INC. 1996 STOCK INCENTIVE PLAN DATED THE 1ST DAY OF NOVEMBER, 1997. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF FLEMING COMPANIES, INC."

          5. AUTOMATIC DEFERRAL OF VESTED SHARES AND DIVIDENDS. The Participant agrees that the grant of the Award under this Agreement is subject to the restrictions herein contained and that all shares of Stock subject to the Award and dividends thereon, if any, made under this Agreement shall be automatically and irrevocably delivered directly to the Trustee and shall not be distributed by the Trustee to the Participant until the Participant terminates employment with the Company or a Subsidiary and all the following conditions have been satisfied:

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               (a)  The Participant completes at least two years of employment service with the Company or a Subsidiary;

               (b) The Participant satisfies the "Rule of 70" where the Participant's age PLUS completed years of employment service with the Company or a Subsidiary equals 70 or more; and

               (c) The Participant has attained the age of 55 and has earned at least 10 years of employment service with the Company or a Subsidiary.

Provided, for purposes of determining a Participant's years of employment service with the Company or a Subsidiary, such service shall be based upon the 12 month period commencing with the Participant's initial date of hire (or date of rehire) with the Company or a Subsidiary and 12 month anniversaries of such date during which time the Participant remains in the continuous full-time employ of the Company or a Subsidiary. For purposes of calculating the years of employment service with the Company or a Subsidiary under Subsections 5(b) and 5(c) above, service will be considered both before and after the date of the Award. For purposes of calculating the years of employment service with the Company or a Subsidiary under Section 5(a) above, service will be considered as commencing on November 1, 1997. With regard to the calculation of years of employment service with respect to any Participant who is hired and then terminated employment and was subsequently rehired by the Company or a Subsidiary, then, the Committee shall make the determination and calculation as to number of completed years of employment service by disregarding the break in employment service considering such periods of employment service to be cumulative, i.e., counting one or more periods of employment.

Provided further, notwithstanding the fact that the Participant has not satisfied the foregoing requirements of this Section 5, in the event that the Participant dies, incurs a Disability, or a Change of Control of the Company occurs as defined in Section 2.4(a) of the Plan, then (i) the Award (all shares of Stock) will be automatically fully vested and nonforfeitable and (ii) such vested shares of Stock and dividends attributable to the Award (all shares of Stock) will be distributed by the Trustee to the Participant (or his Beneficiary in the event of his death) within thirty (30) days following the occurrence of the event which would cause distribution of such vested shares of Stock.

Provided further, the Committee will make all decisions, in its sole discretion, with regard to whether the requirements for distribution of any Award have been satisfied, and may, in its sole discretion, waive all or any restrictions with respect to any shares of Stock.

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          6.   NO RIGHTS IN STOCK.  The Participant agrees that until such vested shares of Stock are distributed to him, he has no rights or interest in such shares as a shareholder of the Company or otherwise, and that such shares shall be held by the Trustee in accordance with the terms of the Trust and shall be voted by the Trustee. Specifically, the Participant hereby waives the right to require the certificate representing the shares of Stock granted under the Award to be in his name and any right to vote such shares of Stock as provided in Section 7.2(c) of the Plan. Further, the Participant has no interest in the Trust of any kind whatsoever. As a condition precedent to issuing a certificate representing the shares of Stock granted under the Award, the Company require and the Participant agrees to deliver to the Trustee a duly executed irrevocable stock power (in blank) covering such shares representing the certificate which will be utilized by the Trustee in the event the Participant terminates employment with the Company or a Subsidiary prior to the time he becomes vested in such shares of Stock, and will be executed by the Trustee transferring such shares of Stock to the Company.

          7. NONTRANSFERABILITY OF AWARD. With respect to all shares of Stock held by the Trust which are subject to this Award, and dividends on such Stock held by the Trust, the Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge shares of Stock held by the Trustee and dividends or any interest therein in any manner whatsoever.

          8. NOTICES. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing, shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by regular U.S. mail, postage prepaid, by the Company to the Participant at the following address:


or such other address as the Participant may advise the Company in writing.
The date of personal delivery shall be the date of giving notice, or if made by mail in the manner prescribed above, notice shall be deemed to have been given three (3) business days after the date of mailing.

          9. BINDING EFFECT AND GOVERNING LAW. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Oklahoma.

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          10.  WITHHOLDING.  The Company and the Participant shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award.

          11. AWARD SUBJECT TO CLAIMS OR CREDITORS. The Participant shall not have any interest in any particular assets of the Company, its parent, if applicable, or any Subsidiary by reason of the right to earn an Award under the Plan and this Agreement, and the Participant or any other person shall have only the rights of a general unsecured creditor of the Company, its parent, if applicable, or a Subsidiary with respect to any rights under the Plan or this Agreement.

          12. CAPTIONS. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

          13. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


"COMPANY"                              FLEMING COMPANIES, INC., an
                                       Oklahoma corporation


                                       By
                                          -------------------------------------
                                                                      President


"PARTICIPANT"
                                       ----------------------------------------
                                       ------------------------, Participant

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                                                                      1996 PLAN
                                     EXHIBIT "B"
                            VESTING OF RESTRICTED STOCK


     Restricted Stock shall vest in accordance with the following terms during the "Award Period" which shall commence November 1, 1997 and shall terminate December 31, 2001 if not sooner vested. Shares not fully vested during the Award Period shall be forfeited by the Participant at the end of the Award Period.

A. One-half of the number of shares of Stock in the Award will be subject to vesting based upon the Participant's continuous employment with the Company and/or any of its Subsidiaries through the vesting dates set forth on the following table:

          VESTING DATE                             NUMBER OF SHARES VESTED
          ------------                             -----------------------



B. One-half of the number of shares of Stock in the Award will be subject to vesting based upon the Stock of the Company achieving and maintaining for 20 consecutive trading days from and after October 31, 1997, the following Current Market Values:

          CURRENT MARKET VALUE                     NUMBER OF SHARES VESTED
          --------------------                     -----------------------


          For purposes of this Agreement, "Current Market Value" shall mean the closing price for shares of Stock as reported on the New York Stock Exchange as reflected in the WALL STREET JOURNAL Southwest Edition.